Fees Summary	Nov. 26, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,000,000,000
Previously Paid Amount	55,100
Total Fee Amount	131,650
Total Offset Amount	0
Net Fee	$ 76,550